UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 19, 2013

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2013, John Labate resigned as the Chief Financial Officer of Midway Gold Corp. (the “Registrant”), for personal reasons.

The Registrant appointed Fritz K. Schaudies as interim Chief Financial Officer effective August 19, 2013. Mr. Schaudies served as Chief Financial Officer of the Registrant from March 18, 2011 to May 8, 2013. Mr. Schaudies is a registered CPA in Colorado, holds an MBA from Boise State University, completed extensive work towards a M.S. in Accounting at the University of Colorado, holds an undergraduate degree in Accounting from Wheeling College and an undergraduate degree in Botany from the Ohio University. Mr. Schaudies has more than 36 years of experience in the mining industry. For four (4) years prior to joining the Registrant in 2011, Mr. Schaudies was a consultant to an emerging mining company’s start-up and operation of a gold mine in the State of Sonora, Mexico. Prior to that, Mr. Schaudies held various positions with Newmont Mining Company, Echo Bay Mines Ltd., Arch Mineral Company, Morrison Knudsen Corporation, and the Consolidation Coal Company (now Consol Energy).

Mr. Schaudies will provide services as interim Chief Financial Officer on a contract basis until the Registrant appoints a permanent Chief Financial Officer. Mr. Schaudies has no family relationship with any of our directors or other executive officers.

Item 7.01. Regulation FD Disclosure.

On August 20, 2013, the Registrant issued a press release announcing the resignation of John Labate as Chief Financial Officer of the Registrant and the appointment of Fritz K. Schaudies as interim Chief Financial Officer.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1   Press Release dated August 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: August 20, 2013	By:	/s/ Kenneth A. Brunk
Kenneth A. Brunk Chairman, President and CEO

EXHIBIT INDEX

The following Exhibit relating to 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated August 20, 2013